Exhibit 24(a)
OMNIBUS POWERS OF ATTORNEY

September 15, 2021

Each person whose signature appears below authorizes each of Lizbeth L. Wright, Kirsten M. Park and April Miller Boise or any of them as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities including, without limitation, in his or her capacity as an officer, director or manager, as the case may be, of the applicable registrants listed on Schedule A hereto, a Registration Statement on Form S-3 and any amendments, including post-effective amendments, with all the exhibits thereto, and all other documents in connection therewith, as applicable, with the Securities and Exchange Commission, necessary or advisable to enable the registrants to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, which amendments may make such changes in such registration statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things, whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

This Omnibus Powers of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Balance of Page Intentionally Blank]

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the date first written above.

/s/ Craig Arnold
Craig Arnold

/s/ Thomas B. Okray
Thomas B. Okray

/s/ April Miller Boise
April Miller Boise

/s/ Kirsten M. Park
Kirsten M. Park

/s/ Daniel R. Hopgood
Daniel R. Hopgood

/s/ Lisa D. Sutton
Lisa D. Sutton

/s/ Thomas F. Metz
Thomas F. Metz

[Signature page to Omnibus Powers of Attorney for U.S. Entities]

Schedule A – Registrants

1.Eaton Corporation
2.Cooper B-Line, Inc.
3.Cooper Bussmann, LLC
4.Cooper Crouse-Hinds, LLC
5.Cooper Power Systems, LLC
6.Cooper Wiring Devices, Inc.
7.Eaton Aeroquip LLC
8.Eaton Aerospace LLC
9.Eaton Electric Holdings LLC
10.Eaton Hydraulics LLC
11.Eaton Leasing Corporation
12.Wright Line Holding, Inc.
13.Wright Line LLC

EATON CORPORATION
("Eaton")

EATON AEROQUIP LLC
EATON AEROSPACE LLC
EATON HYDRAULICS LLC
EATON LEASING CORPORATION
WRIGHT LINE HOLDING, INC.
WRIGHT LINE, LLC
EATON ELECTRIC HOLDINGS, LLC
COOPER B-LINE, INC.
COOPER BUSSMANN, LLC
COOPER CROUSE-HINDS, LLC
COOPER POWER SYSTEMS, LLC
COOPER WIRING DEVICES, LLC

(the "Companies")

CERTIFICATE

The undersigned, Lizbeth L. Wright, as Assistant Secretary of Eaton and Secretary of the Companies, DOES HEREBY CERTIFY THAT the resolutions attached as Annex A hereto are true and correct copies of the resolutions excerpted from the Unanimous Written Consents of the Board of Directors, Board of Managers or Sole Member, as applicable, of each of Eaton and of the Companies, respectively (collectively, the "Consents"); and such Consents were duly adopted on the dates set forth in Annex A, and the resolutions therein are in full force and effect on the date hereof.

WITNESS my hand and the seal of the Company this 15th day of September 2021.

/s/ Lizbeth L. Wright
Lizbeth L. Wright
Assistant Secretary

ANNEX A
Excerpt from the Unanimous Written Consent
of the Board of Directors of Eaton Corporation
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Aeroquip LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Aerospace LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act

ANNEX A
whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Hydraulics LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent
of the Board of Directors of Eaton Leasing Corporation
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent
of the Board of Directors of Wright Line Holding, Inc.
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their

ANNEX A
names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent of the
Board of Directors of Wright Line LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person..
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Excerpt from the Written Consent of
the Sole Member of Eaton Electric Holdings LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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ANNEX A
Excerpt from the Unanimous Written Consent
of the Board of Directors of Cooper B-Line, Inc.
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Written Consent of
the Sole Member of Cooper Bussmann, LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Written Consent of
the Sole Member of Cooper Crouse-Hinds, LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act

ANNEX A
whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Unanimous Written Consent of
the Sole Member of Cooper Power Systems, LLC
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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Excerpt from the Written Consent of
the Sole Member of Cooper Wiring Devices, Inc.
on September 15, 2021

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Kirsten M. Park and April Miller Boise as his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.
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